United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 9, 2025

Date of Report (Date of earliest event reported)

COLUMBUS ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42485	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Prudential Tower Singapore	049712
(Address of Principal Executive Offices)	(Zip Code)

(+1) 949 899 1827

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, consisting of one ordinary share, $0.0001 par value, and one Right to acquire one-seventh of one ordinary share	COLAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	COLA	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-seventh of one ordinary share	COLAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The Business Combination Agreement

On November 9, 2025, Columbus Acquisition Corp, an Cayman Islands exempted company (“CAC”), entered into a business combination agreement (as it may be amended, supplemented, or otherwise modified from time to time, the “BCA”) with WISeSat.Space Holdings Corp., a British Virgin Islands business company (“Pubco”), WISeSat Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“Merger Sub”), WISeSat.Space Corp., a British Virgin Islands business company (the “Company”), and WISeKey International Holding Ltd., a Swiss company (together with its successors, including after its anticipated domestication to the British Virgin Islands prior to the Closing, the “Seller”).

Pursuant to the BCA, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the BCA (the “Closing”): (a) Pubco will acquire all of the issued and outstanding Company Ordinary Shares and Company Class F Shares, each as defined in the BCA (collectively, the “Company Shares”) from the Seller in exchange for Pubco Ordinary Shares and Pubco Class F Shares, each as defined in the BCA (the “Exchange Shares”), with the Company becoming a wholly owned subsidiary of Pubco and the Seller becoming a shareholder of Pubco (the “Share Exchange”); (b) Merger Sub will merge with and into CAC, with CAC surviving the Merger as a wholly owned subsidiary of Pubco (the “Merger”), as a result of which, (i) CAC shall become a wholly owned Subsidiary of Pubco; and (ii) each issued and outstanding CAC Security (as defined in the BCA) immediately prior to the effective time of the Merger shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive Pubco Ordinary Shares (CAC, in its capacity as the surviving company of the Merger, hereinafter sometimes referred to as the “Surviving Company”); and (c) immediately after the consummation of the Merger, the Seller may, in its sole discretion, distribute to its shareholders (the “Parent Shareholders”) a number of Pubco Ordinary Shares equal to up to ten percent (10%) (such percentage to be determined by the Seller in its sole discretion of the Exchange Shares (the “Seller Distribution” and, together with the Share Exchange, the Merger and the other transactions contemplated by the BCA and the Ancillary Documents, the “Transactions”).

Share Exchange Consideration

Immediately prior to the Effective Time, in full payment for the Company Shares, Pubco shall issue and deliver to the Seller the Exchange Shares with an aggregate value (the “Exchange Consideration”) equal to the sum of (i) Two Hundred Fifty Million U.S. Dollars ($250,000,000), plus (ii) the amount of any Transaction Financing (as defined in the BCA) that is made into the Company or its Subsidiaries prior to the Closing, with each Pubco Ordinary Share valued at Ten U.S. Dollars ($10.00). The Exchange Shares will be allocated between Pubco Ordinary Shares and Pubco Class F Shares in proportion to the number of Company Ordinary Shares and Company Class F Shares owned by Seller at the time of the Share Exchange.

The Pubco Class F Shares shall, in the aggregate, be entitled to 49.9% of the total vote on any matter voted on by the holders of Pubco Shares, and the Pubco Class F Shares will automatically convert into Pubco Ordinary Shares upon certain transfers in accordance with the Company Organizational Documents.

Treatment of CAC Securities; Merger Consideration

Pursuant to the BCA, (a) immediately prior to the Effective Time, every issued and outstanding CAC Unit shall be automatically detached, and the holder thereof shall be deemed to hold one CAC Ordinary Share and one CAC Right in accordance with the terms of the applicable CAC Unit (the “Unit Separation”); (b) immediately prior to the Effective Time and immediately following the Unit Separation, each issued and outstanding CAC Right (including the CAC Rights held as a result of the Unit Separation) shall be automatically converted into one-seventh of one CAC Ordinary Share; (c) at the Effective Time, every issued and outstanding CAC Ordinary Share (including each CAC Ordinary Share converted from CAC Rights pursuant to (b) above and each CAC Ordinary Share held as a result of the Unit Separation, other than the Excluded Shares, the Dissenting Shares and the Redeemed Shares (each as defined in the BCA)) shall become and be converted automatically into the right to receive one Pubco Ordinary Share, following which, all CAC Ordinary Shares shall cease to be outstanding and shall automatically be canceled and shall cease to exist.

At the Effective Time, by virtue of the Merger, all Merger Sub Ordinary Shares issued and outstanding immediately prior to the Effective Time shall be converted into an equal number ordinary shares of the Surviving Company, with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding issued shares of the Surviving Company.

Representations and Warranties

The BCA contains a number of customary representations and warranties made by each of CAC, the Company, the Seller and Pubco as of the date of the BCA and as of the Closing Date, which in certain cases are subject to specified exceptions and materiality, Material Adverse Effect (as defined in the BCA), knowledge and other qualifications contained in the BCA or in information provided pursuant to certain disclosure schedules to the BCA.

In the BCA, the Company made certain representations and warranties relating to, among other things, (a) proper corporate existence and power of the Company and its subsidiaries; (b) authorization and binding effect relative to execution and delivery of the BCA and Ancillary Documents; (c) capital structure; (d) no need for governmental authorization for the execution, delivery or performance of the BCA and Ancillary Documents thereto; (e) absence of conflicts; (f) financial information; (g) absence of certain changes; (h) compliance with laws; (i) licenses and permits; (j) litigation; (k) material contracts; (l) ownership of intellectual property; (m) tax matters; (n) real property; (o) personal property; (p) title to assets and properties; (q) employee matters; (r) benefit plans; (s) environmental matters; (t) transactions with related persons; (u) insurance; (v) top customers and suppliers; (w) sanctions and anti-corruption, anti-money laundering and export control laws; (x) government contracts; (y) status under the Investment Company Act of 1940; (z) finders’ fees; and (aa) disclaimer of other warranties.

In the BCA, the Seller made certain representations and warranties relating to, among other things, (a) proper corporate existence and power; (b) authorization and binding effect relative to execution and delivery of the BCA and Ancillary Documents; (c) the ownership of the Company; (d) no need for governmental authorization for the execution, delivery or performance of the BCA and Ancillary Documents to which it is a party; (e) absence of conflicts; (f) litigation; (g) investor status under the Securities Act and its investment purposes for Exchange Shares; (h) finders’ fees; and (i) disclaimer of other warranties.

In the BCA, Pubco made certain representations and warranties relating to, among other things, (a) proper corporate existence and power; (b) authorization and binding effect relative to execution and delivery of the BCA and Ancillary Documents; (c) no need for governmental authorization for the execution, delivery or performance of the BCA and Ancillary Documents to which it is a party; (d) absence of conflicts; (e) capital structure; (f) authorization relative to the issuance of Merger Shares (as defined in the BCA) and Exchange Shares; (g) status under the Investment Company Act; (h) finders’ fees; and (i) disclaimer of other warranties.

In the BCA, CAC made certain representations and warranties (qualified by disclosure in CAC’s SEC-filed documents) relating to, among other things: (a) proper corporate existence and power; (b) authorization and binding effect relative to execution and delivery of the BCA and Ancillary Documents; (c) no need for governmental authorization for the execution, delivery or performance of the BCA and Ancillary Documents; (d) absence of conflicts; (e) capital structure; (f) SEC filing requirements and financial statements; (g) absence of certain changes; (h) compliance with laws; (i) litigation and proceedings; (j) employees and employee benefit plans; (k) properties; (l) material contracts; (m) transactions with affiliates; (n) status under the Investment Company Act of 1940; (o) finders’ fees; (p) certain business practices; (q) insurance; (r) tax matters; (s) trust account; and (t) disclaimer of other warranties.

No Survival

All representations and warranties of the parties contained in the BCA terminate at, and do not survive, the Closing and no claim for indemnification or breach of contract may be made with respect thereto. The covenants and agreements made by the parties in the BCA or in any certificate or instrument delivered pursuant to the BCA, do not survive the Closing, except for those covenants and agreements that by their terms apply or are contemplated to be performed in whole or in part after the Closing (which such covenants shall survive the Closing and continue until fully performed).

Covenants

The BCA includes customary covenants of the parties with respect to the operation of their respective businesses prior to the Closing and efforts to satisfy conditions to the consummation of the Merger. The BCA also contains additional covenants of the parties, including, among others,

(a) covenants requiring the Company to use its commercially reasonable effort to deliver as promptly as practicable after the Signing Date and prior to November 30, 2025 audited consolidated financial statements of the Company for the years ended December 31, 2024 and 2023 and the reviewed consolidated financial statements of the Company for the six-month period ended June 30, 2025;

(b) covenants providing for CAC and Pubco to cooperate in the preparation and joint filing with the SEC of the Registration Statement and proxy statement;

(d) covenants requiring all the parties to the BCA to establish Pubco’s board of directors post-closing, as a classified board with three classes of directors, consisting of (i) six members designated by the Company and (ii) one member designated by CAC prior to the Closing who qualifies as an independent director under Nasdaq rules;

(e) covenants requiring CAC, the Company and Pubco to use their commercially reasonable efforts to seek and enter into financing agreements for an aggregate of at least $10 million in proceeds on such terms and structuring, and using such strategy, placement agents and approach, as CAC and the Company shall mutually agree;

(f) covenants requiring the Company to provide loans to CAC to cover its reasonable and documented out-of-pocket costs and expenses incurred in connection with the Business Combination (including costs and expenses related to Transaction Financing or incurred to satisfy the minimum Nasdaq round lot requirements, but excluding the 50% portion of the Extension Payments for which the Company is responsible), subject to an aggregate cap of $900,000;

(g) covenants requiring CAC, at the written request of the Company on or after November 24, 2025, to extend CAC’s current deadline for consummating a business combination of January 22, 2026 for six monthly automatic one month extensions at CAC’s election with no further approval from CAC’s shareholders needed and requiring each of the Sponsor and the Company to pay 50% of the amount payable for each monthly extension (“Extension Payments”);

(i) covenants prohibiting CAC and the Company from, among other things, soliciting or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions and ceasing discussions regarding alternative transactions.

Conditions to Closing

The Closing is subject to certain customary conditions, including, among other things, (a) receipt of the required approval by the shareholders of CAC; (b) amendment and restatement of Pubco’s memorandum and articles of association; (c) effectiveness of the Registration Statement declared by the SEC; (d) qualification of Pubco as a foreign private issuer; (e) absence of law or order making the consummation of the Transactions illegal; and (f) the approval for Pubco’s initial listing application with Nasdaq.

In addition, unless waived by CAC, the obligations of CAC to consummate the Transactions are subject to certain additional conditions, including, among other things, (a) accuracy of the respective representations and warranties of the Company and the Seller; (b) the respective covenants and agreements of the Company and the Seller having been performed in all material respects; (c) each of the Ancillary Documents duly executed by the parties thereto being in full force and effect; and (d) appointment of the post-closing board of directors for Pubco.

Finally, unless waived by the Company and the Seller, the obligations of the Company and the Seller to consummate the Transactions are subject to certain additional conditions, including, among others, (a) accuracy of CAC’s representations and warranties; (b) CAC’s covenants and agreements having been performed in all material respects; and (c) each of the Ancillary Documents duly executed by the parties thereto being in full force and effect.

The Closing will occur no later than two Business Days following the satisfaction or waiver of all of the closing conditions, or at such other time date and place as CAC and the Company may mutually agree (such date, the “Closing Date”).

Termination

In addition to termination by mutual written consent of CAC and the Company, the BCA may be terminated at any time prior to the Closing by either CAC or the Company if the Closing does not occur by July 22, 2026 (the “Outside Date”).

The BCA may also be terminated under certain customary and limited circumstances at any time prior to the Closing, including:

(a) by either CAC or the Company, if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable, provided that a party is not entitled to terminate if such party’s failure has been a substantial cause of, or substantially resulted in, such action by such governmental authority;

(b) by the Company if CAC, or by CAC if the Company or the Seller, has materially breached the BCA and such breach gives rise to a failure of a Closing condition and cannot or has not been cured within the earlier of (a) 30 days after written notice from the non-breaching party and (b) the Outside Date; and

(c) by the Company if CAC fails to obtain the requisite shareholder approval for the Transactions.

If the BCA is terminated pursuant to (b) above by CAC, the Company will pay to CAC a termination fee equal to the amount of the reasonable and documented out-of-pocket costs and expenses incurred by or on behalf of CAC in connection with the Transactions, up to an aggregate amount of $700,000. If the BCA is terminated pursuant to (b) above by the Company, CAC will pay to the Company a termination fee equal to the amount of the reasonable and documented out-of-pocket costs and expenses incurred by or on behalf of the Company, the Seller, Pubco or Merger Sub, in either instance, up to an aggregate amount of $700,000.

Trust Account Waiver

The Company, Pubco, Merger Sub and the Seller, each behalf of itself and their respective subsidiaries, agreed that they do not and will not have any right, title, interest or claim of any kind in or to any monies in CAC’s trust account or distributions therefrom made to its public shareholders, and agreed not to make, and waived any claim against CAC’s trust account (including any public distributions).

The BCA is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the BCA and the terms of which are incorporated by reference herein. The BCA contains representations, warranties and covenants that the parties to the BCA made to each other as of the date of the BCA, the Closing Date and other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the BCA. In particular, the representations, warranties, covenants and agreements contained in the BCA, which were made only for purposes of the BCA and as of specific dates, were and will be solely for the benefit of the parties to the BCA, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the BCA instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the BCA. In addition, the representations, warranties, covenants and agreements and other terms of the BCA may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the BCA, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Related Agreements

Sponsor Agreement

Simultaneously with the execution and delivery of the BCA, CAC, the Company, Pubco and the Sponsor entered into a sponsor agreement (the “Sponsor Agreement”). Pursuant to the Sponsor Agreement, on the terms and subject to the conditions set forth therein, the Sponsor agreed, among other things, (a) to vote in favor of the BCA and the Transactions and against any alternative transaction; (b) during the term of the Sponsor Agreement, not to transfer and to cause its affiliates not to transfer any of the Sponsor Shares (as defined therein) except as permitted thereby; (c) during the term of the Sponsor Agreement, not to redeem any Sponsor Shares (as defined therein) and convert all CAC rights held by it into the underlying CAC Ordinary Shares; (d) to pay for CAC Expenses (as defined in the BCA) in excess of the CAC Expense Cap (as defined in the BCA); (e) to take timely actions to extend CAC’s deadline to complete the Business Combination as necessary to consummate the Closing; and (f) that any working capital loans made to CAC (including for any Extension Payments) will at the Closing be either, as requested by the Company, repaid in cash or converted into CAC Working Capital Units in accordance with the IPO Prospectus (excluding after CAC has fully utilized its existing working capital as of the Signing Date, up to $400,000 in working capital loans made prior to the Closing to CAC by third parties (excluding the Company) or members of the Sponsor, in either case, that are not affiliates of CAC, the Sponsor or CAC’s management or directors, even if such loans are indirectly made through the Sponsor, as to which the repayment terms will be as provided as disclosed in the IPO Prospectus). The Sponsor Agreement will terminate on the earliest of (i) the mutual written consent of CAC, the Company and Sponsor, (ii) the Closing of the Transactions, or (iii) the termination of the BCA in accordance with its terms.

Insider Letter Amendment

Simultaneously with the execution and delivery of the BCA, CAC, Pubco, the Sponsor, the Company and CAC’s directors and officers entered into an amendment (the “Insider Letter Amendment”) to the letter agreement that was entered into by and among CAC, the Sponsor and certain other member of CAC’s board of directors and/or management team on January 22, 2025 (the “Insider Letter”). Pursuant to the Insider Letter Amendment, the parties amended the letter agreement to (a) give the Company and Pubco rights to enforce the terms of the Insider Letter; (b) effective as of the Closing, assign the rights and obligations of CAC under the Insider Letter to Pubco; and (c) provide that the lock-up period applicable to the Pubco Ordinary Shares issued in exchange for the Founder Shares (as defined in the BCA) pursuant to the BCA will be identical to the lock-up period set forth in the Lock-Up Agreement (as defined below).

Lock-up Agreement

Simultaneously with the execution and delivery of the BCA, CAC, Pubco and the Seller entered into a lock-up agreement (the “Lock-up Agreement”), which, among other things, provides for certain restrictions on the transfer of certain Pubco Ordinary Shares by the Seller and other holders who become Pubco’s shareholders as a result of the Seller Distribution following the Closing, as further described below and subject to the terms and conditions set forth in the Lock-up Agreement.

Pursuant to the Lock-up Agreement, from and after the Closing, the Seller and other holders who become Pubco shareholders as a result of the Seller Distribution shall not Transfer (as defined in the Lock-up Agreement) any of the Restricted Securities (as defined in the Lock-up Agreement) until the earlier of: (a) the six month anniversary of the date of the Closing; (b) the date (but not less than 60 days after the Closing) on which the closing price of the Pubco Ordinary Shares exceeds $12.50 for any 20 trading days within a 30-day trading period following the Closing; and (c) the date after the Closing on which Pubco consummates a liquidation, merger, share exchange, reorganization or other similar transaction with an unaffiliated third party that results in all of Pubco’s shareholders having the right to exchange their equity holdings in Pubco for cash, securities or other property.

Amended and Restated Registration Rights Agreement

Simultaneously with the Closing, CAC, Pubco, the Sponsor, and certain other member of CAC’s board of directors and/or management team will enter into an amendment and restatement (the “A&R Registration Rights Agreement”) of CAC’s existing Registration Rights Agreement, pursuant to which, among other matters, Pubco will assume the registration obligations of CAC under CAC’s existing Registration Rights Agreement, such rights will apply to Pubco Shares, and Pubco insiders, including the Seller, will be provided with registration rights thereunder.

The foregoing description of the Sponsor Agreement, Insider Letter Amendment, Lock-Up Agreement and A&R Registration Rights Agreement are filed with the Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference, and the foregoing descriptions of the Sponsor Agreement, Insider Letter Amendment, Lock-Up Agreement and A&R Registration Rights Agreement are qualified in their entirety by reference thereto.

Item 7.01 Regulation FD Disclosure.

The Company and CAC have prepared a presentation that will be used by the parties in making presentations with respect to, among other things, the Business Combination. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is a copy of the presentation.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in the filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination among CAC, Pubco, Merger Sub, the Company and the Seller (the “Business Combination”), including without limitation statements regarding the anticipated benefits of the proposed Business Combination, the anticipated timing of the proposed Business Combination, the implied enterprise value, future financial condition and performance of the combined company after the Closing and expected financial impacts of the proposed Business Combination, the satisfaction of closing conditions to the proposed Business Combination, the level of redemptions of CAC’s public shareholders and the products and markets and expected future performance and market opportunities of the combined company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of CAC’s securities; (ii) the risk that the proposed Business Combination may not be completed by CAC’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of the BCA by the shareholders of CAC, the satisfaction of the closing requirements and the receipt of certain governmental, regulatory and third party approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the BCA; (v) redemptions exceeding anticipated levels; (vi) the failure to meet Nasdaq initial listing standards in connection with the consummation of the proposed Business Combination; (vii) the effect of the announcement or pendency of the proposed Business Combination on the Company’s business relationships, operating results, and business generally; (viii) risks that the proposed Business Combination disrupts current plans and operations of the Company and the Seller; (ix) the outcome of any legal proceedings that may be instituted against CAC, Pubco, the Company or the Seller related to the BCA or the proposed Business Combination; (x) changes in the markets in which the Company competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) the risk that Pubco and the Company may not be able to execute its growth strategies; (xiii) risks related to supply chain disruptions; (xiv) the risk that Pubco may not be able to develop and maintain effective internal controls; (xv) costs related to the proposed Business Combination and the failure to realize anticipated benefits of the proposed Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholders redemptions; (xvi) the ability to recognize the anticipated benefits of the proposed Business Combination and to achieve commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth economically and hire and retain key employees; (xvii) inability to achieve successful results or to obtain licensing of third-party intellectual property rights for future discovery and development of the Company’s projects; (xviii) failure to commercialize products and achieve market acceptance of such products; (xix) the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xx) the risk that Pubco, post-combination, experiences difficulties in managing its growth and expanding operations; (xxi) the risk of product liability or regulatory lawsuits or proceedings relating to the Company’s business; (xxii) risks associated with intellectual property protection; (xxiii) the risk that the Company is unable to secure or protect its intellectual property; and (xxiv) those factors discussed in CAC’s and Pubco’s filings with the SEC and that will be contained in the Registration Statement relating to the proposed Business Combination.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Registration Statement on Form F-4 (the “Registration Statement”) and the amendments thereto, and other documents to be filed by CAC and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while the Pubco and CAC may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. None of Pubco, the Seller, the Company or CAC gives any assurance that Pubco, the Seller, the Company or CAC will achieve expectations. These forward-looking statements should not be relied upon as representing Pubco’s, CAC’s, the Seller’s or the Company’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the BCA and the Business Combination, Pubco intends to file relevant materials with the SEC, including the Registration Statement, which will include a proxy statement of CAC and a prospectus for the registration of Pubco securities in connection with the Business Combination.

THE PARTIES URGE THEIR INVESTORS, SHAREHOLDERS, AND OTHER INTERESTED PERSONS TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND DEFINITIVE PROXY STATEMENT/PROSPECTUS, IN EACH CASE WHEN FILED WITH THE SEC AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CAC, PUBCO, THE SELLER AND THE PROPOSED BUSINESS COMBINATION. After the registration statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of CAC as of the record date in the future to be established for voting on the Business Combination and will contain important information about the Business Combination and related matters. Shareholders of CAC and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with CAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Business Combination, because they will contain important information about CAC, Pubco, the Seller and the Business Combination . Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Business Combination, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Columbus Acquisition Corp, 14 Prudential Tower, Singapore 049712, telephone: +1 949 899 1827. The information contained on, or that may be accessed through, the websites referenced in this Form 8-K in each case is not incorporated by reference into, and is not a part of, this Form 8-K.

Participants in the Solicitation

CAC, Pubco, the Seller, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of CAC’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of the directors and officers of CAC, Pubco and the Seller in the registration statement on Form F-4 to be filed with the SEC by Pubco, which will include the proxy statement of CAC for the Business Combination. Information about CAC’s directors and executive officers is also available in CAC’s filings with the SEC.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of November 9, 2025, by and among Columbus Acquisition Corp, WISeSat.Space Holdings Corp., WISeSat Merger Sub Corp., WISeSat.Space Corp., and WISeKey International Holding Ltd.

10.1	Sponsor Agreement, dated as of November 9, 2025, by and among Hercules Capital Management VII Corp, WISeSat.Space Corp., WISeSat.Space Holdings Corp., and Columbus Acquisition Corp.

10.2	Insider Letter Amendment, dated as of November 9, 2025, by and among Columbus Acquisition Corp, WISeSat.Space Holdings Corp., Hercules Capital Management VII Corp, WISeSat.Space Corp., and the undersigned individuals therein.

10.3	Lock-up Agreement, dated as of November 9, 2025, by and among WISeSat.Space Holdings Corp., Columbus Acquisition Corp, and the undersigned therein.

10.4	Form of Amended and Restated Registration Rights Agreement.

99.1	Presentation dated November 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). SPAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2025

COLUMBUS ACQUISITION CORP

By:	/s/ Fen Zhang
Name:	Fen Zhang
Title:	Chief Executive Officer